Exhibit 10(ai)

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of February 25, 2009 is by and among INVACARE CORPORATION, an Ohio corporation (the “Company”), certain Subsidiaries of the Company party hereto as foreign borrowers (each a “Foreign Borrower” and together with the Company, the “Borrowers”), certain Subsidiaries of the Company party hereto as guarantors (collectively, the “Guarantors” and together with the Borrowers, the “Loan Parties”), the Lenders party hereto, NATIONAL CITY BANK, as Multicurrency Administrative Agent, Multicurrency Collateral Agent, Swing Line Lender and an L/C Issuer, NATIONAL CITY BANK, Canada Branch, as Canadian Administrative Agent and Canadian Collateral Agent, and BANC OF AMERICA SECURITIES ASIA LIMITED, as Australian Administrative Agent and Australian Collateral Agent.

W I T N E S S E T H

WHEREAS, the Loan Parties, the Lenders, the Administrative Agents and the Collateral Agents are parties to that certain Credit Agreement dated as of February 12, 2007 (as previously amended or modified and as further amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”);

WHEREAS, the Loan Parties have requested that the Required Lenders amend certain provisions of the Credit Agreement; and

WHEREAS, the Required Lenders are willing to make such amendments to the Credit Agreement, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

AMENDMENTS TO CREDIT AGREEMENT

1.1 Amendment to Section 7.02(g) – Intercompany Indebtedness. Section 7.02(g) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(g)(i) Indebtedness owed by any Domestic Loan Party to the Company and its Subsidiaries, (ii) Indebtedness owed by Foreign Loan Parties to other Foreign Loan Parties and their Subsidiaries, (iii) intercompany Indebtedness among Foreign Subsidiaries incurred for cash management pooling purposes in the ordinary course of business and consistent with past practices, (iv) Indebtedness owed by Subsidiaries of the Company that are not Loan Parties to other Subsidiaries that are not Loan Parties, (v) so long as no Default has occurred and is continuing at the time such Indebtedness is incurred or would result from such Indebtedness, Indebtedness owed by wholly-owned Subsidiaries (other than the Insurance Subsidiary and the Receivables Subsidiary) to Loan Parties in an aggregate amount not to exceed, when combined with Investments made pursuant to Section 7.03(c)(vi), $20,000,000 and (vi) Indebtedness owed by the Company to any of its Subsidiaries so long as the proceeds of such Indebtedness are applied by the Company to repay Loans pursuant to Section 2.05(a) of the Credit Agreement; provided that any intercompany Indebtedness permitted pursuant to this clause (g) shall be unsecured;

1.2 Amendment to Section 7.03(c) – Intercompany Investments. Section 7.03(c) of the Credit Agreement is hereby amended by adding the following subsection (vii) thereto and making the appropriate punctuation and grammatical changes thereto:

(vii) Investments by any Subsidiary of the Company in the Company so long as the proceeds of such Investment are applied by the Company to repay Loans pursuant to Section 2.05(a) of the Credit Agreement;

1.3 Amendment to Section 7.06(a) – Restricted Payments. Section 7.06(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(a)(i) each Subsidiary may make Restricted Payments to the Company and, in order to do so, may make Restricted Payments to any other Subsidiary of the Company so long as such Restricted Payments being made are ultimately made to the Company; provided that the proceeds of such Restricted Payments are applied by the Company to repay Loans pursuant to Section 2.05(a) of the Credit Agreement; (ii) each Domestic Guarantor may make Restricted Payments to other Domestic Guarantors; (iii) each Foreign Guarantor may make Restricted Payments to Foreign Borrowers or other Foreign Guarantors; and (iv) each Subsidiary that is not a Loan Party may make Restricted Payments to other Subsidiaries, in each case ratably according to their respective holdings of the type of Equity Interest in respect of which such Restricted Payment is being made;

ARTICLE II

CONDITIONS TO EFFECTIVENESS

2.1 Closing Conditions. This Amendment shall become effective upon satisfaction of the following conditions (in form and substance reasonably acceptable to the Multicurrency Administrative Agent) (the “Amendment Effective Date”):

(a) Executed Amendment. The Multicurrency Administrative Agent shall have received a copy of this Amendment duly executed by each of the Loan Parties, the Required Lenders and acknowledged by the Multicurrency Administrative Agent.

(b) Fees and Expenses. The Borrowers shall have paid in full all reasonable out-of-pocket fees and expenses of the Administrative Agents in connection with the preparation, execution and delivery of this Amendment, including without limitation, the reasonable fees and expenses of Moore & Van Allen PLLC.

(c) Miscellaneous. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in form and substance to the Administrative Agents and their counsel.

ARTICLE III

MISCELLANEOUS

3.1 Amended Terms. On and after the Amendment Effective Date, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

3.2 Representations and Warranties of Loan Parties. Each of the Loan Parties represents and warrants as follows:

(a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b) This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

(d) The representations and warranties set forth in Article V of the Credit Agreement are true and correct as of the date hereof (except for those which expressly relate to an earlier date).

(e) After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.

(f) The Collateral Documents continue to create a valid security interest in, and Lien upon, the Collateral, in favor of the applicable Collateral Agent, for the benefit of the applicable Secured Parties, which security interests and Liens are perfected in accordance with the terms of the Collateral Documents and prior to all Liens other than Permitted Liens.

(g) Except as specifically provided in this Amendment, the Obligations are not reduced or modified by this Amendment and are not subject to any offsets, defenses or counterclaims.

(h) The Organizational Documents of each of the Loan Parties have not been rescinded, amended or otherwise modified since the Closing Date.

3.3 Reaffirmation of Obligations. Each Loan Party hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Obligations.

3.4 Loan Document. This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.

3.5 Expenses. The Borrowers agree to pay all reasonable costs and expenses of the Administrative Agents and Collateral Agents in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of the Administrative Agents’ and Collateral Agents’ legal counsel.

3.6 Further Assurances. The Loan Parties agree to promptly take such action, upon the request of the Multicurrency Administrative Agent, as is necessary to carry out the intent of this Amendment.

3.7 Entirety. This Amendment and the other Loan Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

3.8 Counterparts; Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart to this Amendment by telecopy or other electronic means shall be effective as an original and shall constitute a representation that an original will be delivered.

3.9 No Actions, Claims, Etc. As of the date hereof, each of the Loan Parties hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against any Administrative Agent, Collateral Agent, L/C Issuer or Lender, or any such Person’s respective officers, employees, representatives, agents, counsel or directors arising from any action by any such Person, or failure of any such Person to act under this Credit Agreement on or prior to the date hereof.

3.10 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

3.11 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

3.12 General Release. In consideration of the Required Lenders entering into this Amendment, each Loan Party hereby releases each Administrative Agent, each Collateral Agent, each L/C Issuer, the Lenders, and each such Person’s respective officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act under the Credit Agreement on or prior to the date hereof, except, with respect to any such person being released hereby, any actions, causes of action, claims, demands, damages and liabilities arising out of such person’s gross negligence, bad faith or willful misconduct.

3.13 Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, services of process and waiver of jury trial provisions set forth in Sections 11.14 and 11.15 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

[Remainder of Page Intentionally Left Blank. Signature Pages Follow]

INVACARE CORPORATION

AMENDMENT TO CREDIT AGREEMENT

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.

BORROWERS:	INVACARE CORPORATION,
an Ohio corporation

	By:	/s/ Gerald B. Blouch
	Name:	Gerald B. Blouch
	Title:	President and CFO

CARROLL HEALTHCARE INC.,
an Ontario corporation

	By:	/s/ Gerald B. Blouch
	Name:	Gerald B. Blouch
	Title:	Vice President

INVACARE AUSTRALIA PTY LTD,
an Australian corporation

	By:	/s/ McGregor O. Grant
	Name:	McGregor O. Grant
	Title:	Attorney

INVACARE HOLDINGS C.V.,
a Dutch limited partnership

	By:	/s/ Anthony C. LaPlaca
	Name:	Anthony C. LaPlaca
	Title:	Secretary of Invacare Holdings, LLC,
General Partner of Invacare Holdings C.V.

INVACARE INTERNATIONAL SARL,
a Swiss corporation

	By:	/s/ Theo Vassiloudis
	Name:	Theo Vassiloudis
	Title:	Finance Director Europe

INVACARE CORPORATION

AMENDMENT TO CREDIT AGREEMENT

INVACARE LIMITED,
a private limited company organized under the laws of England and Wales

By:	/s/ Mark Prosser
Name:	Mark Prosser
Title:	Managing Director

INVACARE CORPORATION

AMENDMENT TO CREDIT AGREEMENT

SCANDINAVIAN MOBILITY INTERNATIONAL APS,
a Danish private limited company

By:	/s/ Theo Vassiloudis
Name:	Theo Vassiloudis
Title:	Finance Director Europe

INVACARE CORPORATION

AMENDMENT TO CREDIT AGREEMENT

DOMESTIC GUARANTORS:	ADAPTIVE SWITCH LABORATORIES, INC.,
a Texas corporation

INVACARE FLORIDA CORPORATION,
a Delaware corporation

INVACARE CREDIT CORPORATION,
an Ohio corporation

THE AFTERMARKET GROUP, INC.,
a Delaware corporation

THE HELIXX GROUP, INC.,
an Ohio corporation

CHAMPION MANUFACTURING INC.,
a Delaware corporation

HEALTHTECH PRODUCTS, INC.,
a Missouri corporation

INVACARE CANADIAN HOLDINGS, INC.,
a Delaware corporation

INVACARE INTERNATIONAL CORPORATION,
an Ohio corporation

	By:	/s/ Gerald B. Blouch
	Name:	Gerald B. Blouch
	Title:	President

KUSCHALL, INC.,
a Delaware corporation

ALTIMATE MEDICAL, INC.,
a Minnesota corporation

INVACARE SUPPLY GROUP, INC.,
a Massachusetts corporation

INVACARE HOLDINGS, LLC,
an Ohio limited liability company

	By:	/s/ Gerald B. Blouch
	Name:	Gerald B. Blouch
	Title:	President

INVACARE CORPORATION

AMENDMENT TO CREDIT AGREEMENT

FREEDOM DESIGNS, INC.,
a California corporation

By:	/s/ Gerald B. Blouch
Name:	Gerald B. Blouch
Title:	President

GARDEN CITY MEDICAL INC., a Delaware corporation

MEDBLOC, INC., a Delaware corporation

By:	/s/ Anthony C. LaPlaca
Name:	Anthony C. LaPlaca
Title:	Secretary

INVACARE FLORIDA HOLDINGS, LLC, a Delaware limited liability company

By:	/s/ Gerald B. Blouch
Name:	Gerald B. Blouch
Title:	President

INVACARE CORPORATION

AMENDMENT TO CREDIT AGREEMENT

CANADIAN GUARANTORS:	1207273 ALBERTA ULC,
an Alberta corporation

	By:	/s/ Gerald B. Blouch
	Name:	Gerald B. Blouch
	Title:	President

2083806 ONTARIO INC.,
an Ontario corporation

	By:	/s/ Gerald B. Blouch
	Name:	Gerald B. Blouch
	Title:	Vice President

6123449 CANADA INC.,
a Canada corporation

	By:	/s/ Anthony C. LaPlaca
	Name:	Anthony C. LaPlaca
	Title:	Secretary

INVACARE CANADA L.P.,
an Ontario limited partnership

	By:	/s/ Gerald B. Blouch
	Name:	Gerald B. Blouch
	Title:	Vice President

INVACARE CANADA GENERAL PARTNER INC.,
a Canada corporation

	By:	/s/ Gerald B. Blouch
	Name:	Gerald B. Blouch
	Title:	Vice President

INVACARE CORPORATION

AMENDMENT TO CREDIT AGREEMENT

MOTION CONCEPTS L.P.,
an Ontario limited partnership

By:	/s/ Anthony C. LaPlaca
Name:	Anthony C. LaPlaca
Title:	Secretary

PERPETUAL MOTION ENTERPRISES LIMITED,
an Ontario corporation

By:	/s/ Anthony C. LaPlaca
Name:	Anthony C. LaPlaca
Title:	Secretary

INVACARE CORPORATION

AMENDMENT TO CREDIT AGREEMENT

AUSTRALIAN GUARANTORS:

AUSTRALIAN HEALTHCARE EQUIPMENT PTY LTD,
an Australian corporation

By:	/s/ McGregor O. Grant
Name:	McGregor O. Grant
Title:	Attorney

HOME HEALTH EQUIPMENT PTY LTD, an Australian corporation

By:	/s/ McGregor O. Grant
Name:	McGregor O. Grant
Title:	Attorney

MORRIS SURGICAL PTY LTD, an Australian corporation

By:	/s/ McGregor O. Grant
Name:	McGregor O. Grant
Title:	Attorney

INVACARE CORPORATION

AMENDMENT TO CREDIT AGREEMENT

FOREIGN GUARANTORS:	INVACARE A/S,
a Danish limited liability company

	By:	/s/ Theo Vassiloudis
	Name:	Theo Vassiloudis
	Title:	Finance Director Europe

INVACARE B.V., a Dutch private limited liability company

	By:	/s/ Theo Vassiloudis
	Name:	Theo Vassiloudis
	Title:	Finance Director Europe

INVACARE EC-HØNG A/S, a Danish limited company

	By:	/s/ Theo Vassiloudis
	Name:	Theo Vassiloudis
	Title:	Finance Director Europe

INVACARE HOLDINGS TWO B.V., a Dutch private limited liability company

	By:	/s/ Theo Vassiloudis
	Name:	Theo Vassiloudis
	Title:	Finance Director Europe

INVACARE UK OPERATIONS LTD., a private limited company organized under the laws of England and Wales

	By:	/s/ Mark Prosser
	Name:	Mark Prosser
	Title:	Managing Director

INVACARE CORPORATION

AMENDMENT TO CREDIT AGREEMENT

KÜSCHALL AG,
a Swiss corporation

By:	/s/ Theo Vassiloudis
Name:	Theo Vassiloudis
Title:	Finance Director Europe

INVACARE CORPORATION

AMENDMENT TO CREDIT AGREEMENT

LENDERS:	NATIONAL CITY BANK, as
Multicurrency Administrative Agent

	By:	/s/ Robert S. Coleman
	Name:	Robert S. Coleman
	Title:	Senior Vice President

INVACARE CORPORATION

AMENDMENT TO CREDIT AGREEMENT

NATIONAL CITY BANK, as Lender, Multicurrency Collateral Agent, Swing Line Lender and L/C Issuer

By:	/s/ Robert S. Coleman
Name:	Robert S. Coleman
Title:	Senior Vice President

INVACARE CORPORATION

AMENDMENT TO CREDIT AGREEMENT

NATIONAL CITY BANK, Canada Branch,
as Canadian Administrative Agent and Canadian Collateral Agent

By:	/s/ C. Steole
Name:	C. Steole
Title:	Senior Vice President

INVACARE CORPORATION

AMENDMENT TO CREDIT AGREEMENT

BANC OF AMERICA SECURITIES ASIA LIMITED, as Australian Administrative Agent and Australian Collateral Agent

By:	/s/ Susana Yen
Name:	Susana Yen
Title:	Vice President

INVACARE CORPORATION

AMENDMENT TO CREDIT AGREEMENT

BANK OF AMERICA, N.A.

By:	/s/ Jill J. Hogan
Name:	Jill J. Hogan
Title:	Vice President

INVACARE CORPORATION

AMENDMENT TO CREDIT AGREEMENT

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Sukanya V. Raj
Name:	Sukanya V. Raj
Title:	Vice President & Portfolio Manager

INVACARE CORPORATION

AMENDMENT TO CREDIT AGREEMENT

Ameriprise Certificate Company,
as a Lender

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Assistant Vice President

BMO Capital Markets Financing Inc,
as a Lender

By:	/s/ Michael D. Pincus
Name:	Michael D. Pincus
Title:	Managing Director

Cent CDO 10, Ltd.
By RiverSource Investments,
LLC as Collateral Manager,
as a Lender

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

Cent CDO 12, Ltd.
By RiverSource Investments,
LLC as Collateral Manager,
as a Lender

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

Cent CDO 14, Ltd.
By RiverSource Investments,
LLC as Collateral Manager,
as a Lender

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

Cent CDO XI, Ltd.
By RiverSource Investments,
LLC as Collateral Manager,
as a Lender

INVACARE CORPORATION

AMENDMENT TO CREDIT AGREEMENT

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

Centurion CDO 9, Ltd.
By RiverSource Investments,
LLC as Collateral Manager,
as a Lender

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

Centurion CDO VI, Ltd.
By RiverSource Investments,
LLC as Collateral Manager,
as a Lender

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

Centurion CDO VII, Ltd.
By RiverSource Investments,
LLC as Collateral Manager,
as a Lender

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

Centurion CDO 8, Ltd.
By RiverSource Investments,
LLC as Collateral Manager,
as a Lender

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

INVACARE CORPORATION

AMENDMENT TO CREDIT AGREEMENT

ColumbusNova CLO Ltd. 2007-I,
as a Lender

By:	/s/ Paul L. Cal
Name:	Paul L. Cal
Title:	Associate Director

ColumbusNova CLO IV Ltd. 2007-II,
as a Lender

By:	/s/ Paul L. Cal
Name:	Paul L. Cal
Title:	Associate Director

Eagle Loan Trust
By Stanfield Capital Partners, LLC
As its Collateral Manager,
as a Lender

By:	/s/ Christopher E. Jansen
Name:	Christopher E. Jansen
Title:	Managing Partner

Eaton Vance CDO IX Ltd.
By Eaton Vance Management
As Investment Advisor,
as a Lender

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

Eaton Vance CDO VII PLC
By Eaton Vance Management
As Investment Advisor,
as a Lender

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

Eaton Vance CDO VIII PLC
By Eaton Vance Management
As Investment Advisor,
as a Lender

INVACARE CORPORATION

AMENDMENT TO CREDIT AGREEMENT

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

Eaton Vance CDO X PLC
By Eaton Vance Management
As Investment Advisor,
as a Lender

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

Eaton Vance Floating Rate Income Trust
By Eaton Vance Management
As Investment Advisor,
as a Lender

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

Eaton Vance Institutional Senior Loan Fund
By Eaton Vance Management
As Investment Advisor,
as a Lender

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

Eaton Vance Limited Duration Income Fund
By Eaton Vance Management
As Investment Advisor,
as a Lender

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

Eaton Vance Senior Floating-Rate Trust
By Eaton Vance Management
As Investment Advisor,
as a Lender

INVACARE CORPORATION

AMENDMENT TO CREDIT AGREEMENT

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

Eaton Vance Senior Income Trust
By Eaton Vance Management
As Investment Advisor,
as a Lender

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

Eaton Vance Short Duration Diversified Income Fund
By Eaton Vance Management
As Investment Advisor,
as a Lender

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

Eaton Vance VT Floating-Rate Income Fund
By Eaton Vance Management
As Investment Advisor,
as a Lender

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

Grand Hord CLO Ltd
By: Seix Investment Advisors LLC
As Collateral Manager

Mountain View CLO III Ltd.
By: Seix Investment Advisors LLC
As Collateral Manager

Ridgeworth Funds-Seix Floating Rate High Income Fund
By: Seix Investment Advisors LLC

INVACARE CORPORATION

AMENDMENT TO CREDIT AGREEMENT

As Subadvisor as Lenders

By:	/s/ George Goudelias
Name:	George Goudelias
Title:	Managing Director

Harch CLO III Limited, as a Lender

By:	/s/ Michael E. Lewitt
Name:	Michael E. Lewitt
Title:	Authorized Signatory

LaSalle Bank National Association,
as a Lender

By:	/s/ Jill J. Hogan
Name:	Jill J. Hogan
Title:	Vice President

Navigare Funding I CLO Ltd
By Navigare Partners LLC
Its Collateral manager,
as a Lender

By:	/s/ Joel G. Serebransky
Name:	Joel G. Serebransky
Title:	Managing Director

Navigare Funding II CLO Ltd
By Navigare Partners LLC
Its Collateral manager,
as a Lender

By:	/s/ Joel G. Serebransky
Name:	Joel G. Serebransky
Title:	Managing Director

INVACARE CORPORATION

AMENDMENT TO CREDIT AGREEMENT

Navigare Funding III CLO Ltd
By Navigare Partners LLC
Its Collateral manager,
as a Lender

By:	/s/ Joel G. Serebransky
Name:	Joel G. Serebransky
Title:	Managing Director

PNC Bank, National Association,
as a Lender

By:	/s/ Joseph G. Moran
Name:	Joseph G. Moran
Title:	Senior Vice President

RiverSource Bond Series, Inc.
RiverSource Floating Rate Fund,
as a Lender

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Assistant Vice President

Senior Debt Portfolio
By: Boston Management and Research
As Investment Advisor,
as a Lender

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

Sequils-Centurion V, Ltd.
By: RiverSource Investments,
LLC as Collateral Manager,
as a Lender

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

INVACARE CORPORATION

AMENDMENT TO CREDIT AGREEMENT

Stanfield Arnage CLO Ltd.
By: Stanfield Capital Parnters, LLC
As its Collateral Manager,
as a Lender

By:	/s/ Christopher E. Jansen
Name:	Christopher E. Jansen
Title:	Managing Partner

Stanfield AZURE CLO, Ltd.
By: Stanfield Capital Parnters, LLC
As its Collateral Manager,
as a Lender

By:	/s/ Christopher E. Jansen
Name:	Christopher E. Jansen
Title:	Managing Partner

Stanfield Bristol CLO, Ltd.
By: Stanfield Capital Parnters, LLC
As its Collateral Manager,
as a Lender

By:	/s/ Christopher E. Jansen
Name:	Christopher E. Jansen
Title:	Managing Partner

Stanfield Carrera CLO, Ltd.
By: Stanfield Capital Parnters, LLC
As its Collateral Manager,
as a Lender

By:	/s/ Christopher E. Jansen
Name:	Christopher E. Jansen
Title:	Managing Partner

Stanfield McLaren CLO, Ltd.
By: Stanfield Capital Parnters, LLC
As its Collateral Manager,
as a Lender

By:	/s/ Christopher E. Jansen
Name:	Christopher E. Jansen
Title:	Managing Partner

INVACARE CORPORATION

AMENDMENT TO CREDIT AGREEMENT

Stanfield Modena CLO, Ltd.
By: Stanfield Capital Parnters, LLC
As its Collateral Manager,
as a Lender

By:	/s/ Christopher E. Jansen
Name:	Christopher E. Jansen
Title:	Managing Partner

Stanfield Vantage CLO, Ltd.
By: Stanfield Capital Parnters, LLC
As its Collateral Manager,
as a Lender

By:	/s/ Christopher E. Jansen
Name:	Christopher E. Jansen
Title:	Managing Partner

SunTrust Bank, as a Lender

By:	/s/ Thomas P. Hackett
Name:	Thomas P. Hackett
Title:	Managing Partner

Tralee CDO I, Ltd.,
as a Lender

By:	/s/ Edward Labrenz
Name:	Edward Labrenz
Title:	Authorized Signatory

UBS AG, Stamford Branch.,
as a Lender

By:	/s/ Janice L. Randolph
Name:	Janice L. Randolph
Title:	Director Banking Products Services, US

XL Re Europe Limited
By: Stanfield Capital Partners, LLC
Signed as: its Collateral Manager,
as a Lender

By:	/s/ Christopher E. Jansen

INVACARE CORPORATION

AMENDMENT TO CREDIT AGREEMENT

Name:	Christopher E. Jansen
Title:	Managing Partner

Nordea Bank Finland PLC
Acting through its New York and Cayman Islands Branches,
as a Lender

By:	/s/ Henrik M. Steffensen
Name:	Henrik M. Steffensen
Title:	Senior Vice President

By:	/s/ Gerald E. Chelius, Jr.
Name:	Gerald E. Chelius, Jr.
Title:	SVP Credit